                                                                    Exhibit 99.7
     --------------------------------------------------------------------------
                                                   Monthly Operating Report

     --------------------------------------
     CASE NAME: Longhorn Solutions, Inc.           ACCRUAL BASIS
     --------------------------------------

     --------------------------------------
     CASE NUMBER: 400-42147-BJH-11                 02/13/95, RWD, 2/96
     --------------------------------------

     --------------------------------------
     JUDGE: Barbara J. Houser
     --------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ Drew Keith                                                Chief Financial Officer
     -------------------------------------------------      --------------------------------------

     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE

     Drew Keith                                                        10/19/2001
     -------------------------------------------------      --------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

     PREPARER:

     /s/ Jessica L. Wilson                                         Chief Accounting Officer
     -------------------------------------------------      --------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                       TITLE

     Jessica L. Wilson                                                  10/19/2001
     -------------------------------------------------      --------------------------------------
     PRINTED NAME OF PREPARER                                             DATE


     --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

        --------------------------------------
        CASE NAME: Longhorn Solutions, Inc.                   ACCRUAL BASIS-1
        --------------------------------------

        --------------------------------------
        CASE NUMBER: 400-42147-BJH-11             02/13/95, RWD, 2/96
        --------------------------------------


        --------------------------------------

        COMPARATIVE BALANCE SHEET
        ---------------------------------------------------------------------------------------------------------------------
                                                      SCHEDULE           MONTH               MONTH              MONTH
                                                                   ----------------------------------------------------------
        ASSETS                                         AMOUNT          July 2001           August 2001      September 2001
        ---------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                    $    3,646           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                                           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                           $    3,646           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)            $   76,002           $    3,601          $     3,601        $    3,601
        ---------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                                                 $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                                          $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                                          $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                  $  375,137           $  755,288          $   755,288        $  755,038
        ---------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                 $  454,785           $  758,889          $   758,889        $  758,639
        ---------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT          $  120,412           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION                                  $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        12.     NET  PROPERTY, PLANT &
                EQUIPMENT                            $  120,412           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                                         $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)           $2,892,844           $2,723,098          $ 2,723,098        $2,723,098
        ---------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                                       $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                         $3,468,041           $3,481,987          $ 3,481,987        $3,481,737
        ---------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                          $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                                  ($164)               ($164)            ($164)
        ---------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                             $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                         $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                              $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH  LIST)                                      $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                    ($164)               ($164)            ($164)
        ---------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                              $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                        $   73,455           $        0          $         0        $        0
        ---------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                       $   68,502           $   62,673          $    62,673        $   62,673
        ---------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                                       $1,225,717          $ 1,225,717        $1,225,717
        ---------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES        $  141,957           $1,288,390          $ 1,288,390        $1,288,390
        ---------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                    $  141,957           $1,288,226          $ 1,288,226        $1,288,226
        ---------------------------------------------------------------------------------------------------------------------
        EQUITY
        ---------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                                $2,194,261          $ 2,194,261        $2,194,261
        ---------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                               ($500)               ($500)            ($750)
        ---------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)
        ---------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                         $        0           $2,193,761          $ 2,193,761        $2,193,511
        ---------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                       $  141,957           $3,481,987          $ 3,481,987        $3,481,737
        ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report

        -------------------------------------------
        CASE NAME: Longhorn Solutions, Inc.          ACCRUAL BASIS-2
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42147-BJH-11                  02/13/95, RWD, 2/96
        -------------------------------------------

        -------------------------------------------
        INCOME STATEMENT

        ----------------------------------------------------------------------------------------------------------
                                                         MONTH          MONTH            MONTH        QUARTER
                                                     -----------------------------------------------
        REVENUES                                       July 2001     August 2001     September 2001    TOTAL
        ----------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                  $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                       $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                     $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ----------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                        $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                    $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                 $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                        $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                    $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ----------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                  $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                             $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                        $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                    $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                             $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                        $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ----------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)               $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                        $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                    $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                             $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                     $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                               $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                               $0            $0             $250            $250
        ----------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                             $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                   $0            $0             $250            $250
        ----------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                      $0            $0             $  0            $  0
        ----------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                               $0            $0            ($250)          ($250)
        ----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ----------------------------------------------
  CASE NAME: Longhorn Solutions, Inc.               ACCRUAL BASIS-3
  ----------------------------------------------

  ----------------------------------------------
  CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
  ----------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                                 MONTH              MONTH               MONTH                QUARTER
                                              ------------------------------------------------------------
  DISBURSEMENTS                                   July 2001         August 2001        September 2001            TOTAL
  --------------------------------------------------------------------------------------------------------------------------
  1.     CASH - BEGINNING OF MONTH                           $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  --------------------------------------------------------------------------------------------------------------------------
  2.     CASH SALES                                          $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  --------------------------------------------------------------------------------------------------------------------------
  3.     PREPETITION                                         $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  4.     POSTPETITION                                        $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  5.     TOTAL OPERATING RECEIPTS                            $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  --------------------------------------------------------------------------------------------------------------------------
  6.     LOANS & ADVANCES (ATTACH LIST)                      $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  7.     SALE OF ASSETS                                      $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  8.     OTHER (ATTACH LIST)                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  9.     TOTAL NON-OPERATING RECEIPTS                        $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  10.    TOTAL RECEIPTS                                      $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  11.    TOTAL CASH AVAILABLE                                $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  --------------------------------------------------------------------------------------------------------------------------
  12.    NET PAYROLL                                         $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  13.    PAYROLL TAXES PAID                                  $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  14.    SALES, USE & OTHER TAXES PAID                       $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  15.    SECURED / RENTAL / LEASES                           $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  16.    UTILITIES                                           $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  17.    INSURANCE                                           $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  18.    INVENTORY PURCHASES                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  19.    VEHICLE EXPENSES                                    $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  20.    TRAVEL                                              $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  21.    ENTERTAINMENT                                       $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  22.    REPAIRS & MAINTENANCE                               $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  23.    SUPPLIES                                            $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  24.    ADVERTISING                                         $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  25.    OTHER (ATTACH LIST)                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  26.    TOTAL OPERATING DISBURSEMENTS                       $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  --------------------------------------------------------------------------------------------------------------------------
  27.    PROFESSIONAL FEES                                   $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  28.    U.S. TRUSTEE FEES                                   $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  29.    OTHER (ATTACH LIST)                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  30.    TOTAL REORGANIZATION EXPENSES                       $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  31.    TOTAL DISBURSEMENTS                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  32.    NET CASH FLOW                                       $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------
  33.    CASH - END OF MONTH                                 $0                  $0                  $0                  $0
  --------------------------------------------------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

------------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS-4
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42147-BJH-11                        02/13/95, RWD, 2/96
------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE                 MONTH          MONTH              MONTH
                                                                        -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT                July 2001      August 2001      September 2001
-------------------------------------------------------------------------------------------------------------------------
1.      0-30                                                                 $    0         $    0             $    0
-------------------------------------------------------------------------------------------------------------------------
2.      31-60                                                                $    0         $    0             $    0
-------------------------------------------------------------------------------------------------------------------------
3.      61-90                                                                $    0         $    0             $    0
-------------------------------------------------------------------------------------------------------------------------
4.      91+                                                                  $5,182         $5,182             $5,182
-------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                    $     0                 $5,182         $5,182             $5,182
-------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                      $1,581         $1,581             $1,581
-------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                    $     0                 $3,601         $3,601             $3,601
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------

AGING OF POSTPETITION TAXES  AND PAYABLES                                           MONTH:     September 2001
                                                                                             ----------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                  0-30              31-60           61-90              91+
TAXES PAYABLE                                     DAYS              DAYS             DAYS             DAYS         TOTAL
-------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                    $  0             $  0              $  0             $  0         $  0
-------------------------------------------------------------------------------------------------------------------------
2.      STATE                                     ($164)            $  0              $  0             $  0         $164)
-------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                      $  0             $  0              $  0             $  0         $  0
-------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                        $  0             $  0              $  0             $  0         $  0
-------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                       ($164)            $  0              $  0             $  0        ($164)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                           $  0             $  0              $  0             $  0         $  0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------

STATUS OF POSTPETITION TAXES                                                        MONTH:     September 2001
                                                                                             -------------------------
------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING               AMOUNT                                       ENDING
                                             TAX               WITHHELD AND/           AMOUNT                    TAX
FEDERAL                                    LIABILITY*           OR ACCRUED              PAID                  LIABILITY
------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                       $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                     $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                     $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                        $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
5.      INCOME                              $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                 $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                 $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                         $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
9.      SALES                              ($164)                 $  0                  $  0                    ($164)
------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                              $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                        $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
12.     REAL PROPERTY                       $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL PROPERTY                   $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                 $  0                  $  0                  $  0                     $  0
------------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                ($164)                 $  0                  $  0                    ($164)
------------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                        ($164)                 $  0                  $  0                    ($164)
------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

   -------------------------------------
   CASE NAME: Longhorn Solutions, Inc.      ACCRUAL BASIS-5
   -------------------------------------

   -------------------------------------
   CASE NUMBER: 400-42147-BJH-11                02/13/95, RWD, 2/96
   -------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: September 2001
                                                                    ----------------------------------------------------------------
   --------------------------------------------
   BANK RECONCILIATIONS
                                                       Account #1                 Account #2            Account #3
   ---------------------------------------------------------------------------------------------------------------------------------
   A.        BANK:                                      Bank One                  Mid-Cities
   ----------------------------------------------------------------------------------------------------------------------
   B.        ACCOUNT NUMBER:                           1586267807                  4235800                                 TOTAL
   ----------------------------------------------------------------------------------------------------------------------
   C.        PURPOSE (TYPE):                     Operating-Closed 11/00    Operating - Closed 5/00
   ---------------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                                $0                         $0                                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                          $0                         $0                                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                              $0                         $0                                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                                   $0                         $0                                $0
   ---------------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                               $0                         $0                    $0          $0
   ---------------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN              account closed             account closed
   ---------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------
   INVESTMENT ACCOUNTS

   ---------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                 TYPE OF                   PURCHASE           CURRENT
   BANK, ACCOUNT NAME & NUMBER                       PURCHASE               INSTRUMENT                   PRICE              VALUE
   ---------------------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ---------------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL  INVESTMENTS                                                                                          $0         $0
   ---------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------
   CASH

   ---------------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                                       $0
   ---------------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL  CASH  -  END  OF MONTH                                                                                          $0
   ---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       -------------------------------------------
       CASE NAME: Longhorn Solutions, Inc.                  ACCRUAL BASIS-6
       -------------------------------------------

       -------------------------------------------
       CASE NUMBER: 400-42147-BJH-11                    02/13/95, RWD, 2/96
       -------------------------------------------

                                                        MONTH: September 2001
                                                        ------------------------

       -------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                    INSIDERS
       -------------------------------------------------------------------------
                                 TYPE OF      AMOUNT         TOTAL PAID
                     NAME        PAYMENT       PAID            TO DATE
       -------------------------------------------------------------------------
       1.   Mary Phillips      Salary              $0            $68,750
       -------------------------------------------------------------------------
       2.

       -------------------------------------------------------------------------
       3.

       -------------------------------------------------------------------------
       4.

       -------------------------------------------------------------------------
       5.

       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                            $0            $68,750
       -------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
       -----------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                 TOTAL
                               ORDER AUTHORIZING       AMOUNT     AMOUNT      TOTAL PAID      INCURRED
           NAME                    PAYMENT            APPROVED     PAID        TO DATE       & UNPAID *
       -----------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                $0        $0              $0             $0
       -----------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       --------------------------------------------------------------------
                                        SCHEDULED     AMOUNTS
                                         MONTHLY       PAID       TOTAL
                                        PAYMENTS      DURING      UNPAID
                     NAME OF CREDITOR      DUE         MONTH   POSTPETITION
       -------------------------------------------------------------------------
       1.   N/A
       -------------------------------------------------------------------------
       2.   N/A
       -------------------------------------------------------------------------
       3.   N/A
       -------------------------------------------------------------------------
       4.   N/A
       -------------------------------------------------------------------------
       5.   N/A
       -------------------------------------------------------------------------
       6.   TOTAL                               $0          $0          $0
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     ----------------------------------------------
     CASE NAME: Longhorn Solutions, Inc.                  ACCRUAL BASIS-7
     ----------------------------------------------

     ----------------------------------------------
     CASE NUMBER: 400-42147-BJH-11                       02/13/95, RWD, 2/96
     ----------------------------------------------

                                                    MONTH:  September 2001
                                                           ------------------

     --------------------------------------------------
     QUESTIONNAIRE

     -------------------------------------------------------------------------------------------
                                                                             YES          NO
     -------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                           X
     -------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                     X
     -------------------------------------------------------------------------------------------
     3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
            LOANS) DUE  FROM RELATED PARTIES?                                              X
     -------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
            THIS REPORTING PERIOD?                                                         X
     -------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
            DEBTOR FROM ANY PARTY?                                                         X
     -------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                   X
     -------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
            PAST DUE?                                                                      X
     -------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                               X
     -------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                     X
     -------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
            DELINQUENT?                                                                    X
     -------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                              X
     -------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                X
     -------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
     INSURANCE

     ------------------------------------------------------------------------
                                                                     YES  NO
     ------------------------------------------------------------------------
     1.     ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
            NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
     ------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
     ------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     ------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
                                          INSTALLMENT PAYMENTS
     ----------------------------------------------------------------------------------------------------
            TYPE OF                                                              PAYMENT AMOUNT
            POLICY                       CARRIER               PERIOD COVERED     & FREQUENCY
     ----------------------------------------------------------------------------------------------------
     Property Insurance       CAN Transcontinental Ins. Co    9/12/00-9/11/01    $ 1,723.00  Annual
     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------
            See Kitty Hawk, Inc. Case #400-42141
     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    -------------------------------------------------------
    CASE  NAME: Longhorn Solutions, Inc.                    FOOTNOTES SUPPLEMENT
    -------------------------------------------------------

    -------------------------------------------------------
    CASE  NUMBER: 400-42147-BJH-11                             ACCRUAL BASIS
    -------------------------------------------------------

                                                     MONTH:   September 2001
                                                           ---------------------

    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS     LINE
      FORM NUMBER     NUMBER                          FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          Operations of this entity ceased October 12, 2000. Costs incurred
    ---------------------------------------------------------------------------------------------------------------
                                                 are final closing relating items.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER:400-42147-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                   September 2001


8.   OTHER (ATTACH LIST)                                 $ 755,288 Reported
                                              ---------------------
          Intercompany Receivables                         715,373
          Deferred Taxes                                    36,717
          Security Deposit                                   2,948
                                              ---------------------
                                                           755,038 Detail
                                              ---------------------
                                                               250 Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                         $2,723,098 Reported
                                              ---------------------
          Software knowledge                             3,397,988
          Accum Amortization                              (674,890)
                                              ---------------------
                                                         2,723,098 Detail
                                              ---------------------
                                                                 - Difference

27.  OTHER (ATTACH LIST)                                 1,225,717 Reported
                                              ---------------------
          Accrued income taxes                             (71,204)
          Deferred income tax expense                    1,296,921
                                              ---------------------
                                                         1,225,717 Detail
                                              ---------------------
                                                                 - Difference